UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): June 16, 2017

TONIX PHARMACEUTICALS HOLDING CORP.

(Exact name of registrant as specified in its charter)

Nevada	001-36019	26-1434750
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

509 Madison Avenue, Suite 306, New York, New York 10022

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 980-9155

Copy of correspondence to:

Marc J. Ross, Esq.

James M. Turner, Esq.

Sichenzia Ross Ference Kesner LLP

61 Broadway

New York, New York 10006

Tel: (212) 930-9700 Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 16, 2017, Tonix Pharmaceuticals Holding Corp. (the “Company”) filed a Certificate of Amendment to its Articles of Incorporation, as amended, with the Secretary of State of the State of Nevada to increase the number of authorized shares of the Company’s common stock from 15,000,000 to 150,000,000 shares (the “Charter Amendment”).

As disclosed in Item 5.07 of this Current Report on Form 8-K, the Charter Amendment was approved by the Company’s shareholders at the 2017 annual meeting of shareholders held on June 16, 2017. The foregoing description of the Charter Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Charter Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated in this Item 5.03 by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 16, 2017, the Company held its annual meeting of shareholders, at which the Company’s shareholders approved four proposals and did not approve three proposals. Shareholders representing 5,636,028 shares, or 75.3%, of the common shares outstanding as of the April 24, 2017 record date were present in person or were represented at the meeting by proxy. The proposals are described in detail in the Company’s proxy statement filed with the Securities and Exchange Commission on May 2, 2017 pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended.

Proposal 1

The Company’s shareholders elected eight individuals to the Board of Directors as set forth below:

Name	Votes For	Votes Withheld	Broker Non-Votes
Seth Lederman	2,731,545	348,635	2,555,848
Stuart Davidson	2,733,845	346,335	2,555,848
Patrick Grace	2,733,845	346,335	2,555,848
Donald W. Landry	2,733,845	346,335	2,555,848
Ernest Mario	2,734,075	346,105	2,555,848
Charles E. Mather IV	2,733,445	346,735	2,555,848
John Rhodes	2,733,645	346,535	2,555,848
Samuel Saks	2,733,445	346,735	2,555,848

Proposal 2

The Company’s shareholders ratified the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017, as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
5,567,796	34,250	33,982	0

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Proposal 3

The Company’s shareholders approved the Tonix Pharmaceuticals Holding Corp. 2017 Stock Incentive Plan, as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
2,861,682	167,356	51,142	2,555,848

Proposal 4

The Company’s shareholders approved an amendment to the Company’s Articles of Incorporation to increase the Company’s authorized shares of common stock from 15,000,000 to 150,000,000:

Votes For	Votes Against	Abstentions	Broker Non-Votes
4,354,747	1,233,377	47,902	2

Proposal 5

The Company’s shareholders did not approve an amendment to the Company’s Articles of Incorporation to increase the maximum size of the board of directors:

Votes For	Votes Against	Abstentions	Broker Non-Votes
2,921,472	135,437	23,271	2,555,848

Proposal 6

The Company’s shareholders did not approve an amendment to the Company’s Articles of Incorporation to clarify that, to the fullest extent permitted by Nevada law, our directors or officers shall not be personally liable to us or our shareholders for damages for breach of such director’s or officer’s fiduciary duty:

Votes For	Votes Against	Abstentions	Broker Non-Votes
2,789,758	272,007	18,415	2,555,848

Proposal 7

The Company’s shareholders did not approve an amendment to the Company’s Articles of Incorporation to clarify that advancement of expenses is required in connection with any indemnification claim:

Votes For	Votes Against	Abstentions	Broker Non-Votes
2,904,847	142,934	32,399	2,555,848

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

3.1	Certificate of Amendment to Tonix Pharmaceuticals Holding Corp.’s Articles of Incorporation, as amended, filed with the Secretary of State of the State of Nevada on June 16, 2017

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SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TONIX PHARMACEUTICALS HOLDING CORP.

Date: June 16, 2017	By:	/s/ SETH LEDERMAN
Seth Lederman
Chief Executive Officer

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